UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
Amendment No. 2
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
October 23, 2009

Date of Report (Date of earliest event reported)
WEBMD HEALTH CORP.

(Exact name of registrant as specified in its charter)

Delaware	0-51547	20-2783228

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
111 Eighth Avenue
New York, New York 10011

(Address of principal executive offices, including zip code)
(212) 624-3700

(Registrant’s telephone number, including area code)

(Former name or address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
     This Amendment No. 2 is being filed to add Item 2.02 and Exhibits 99.3 and 99.4 to the Current Report on Form 8-K filed by the Registrant on October 26, 2009 regarding the completion of its merger with HLTH Corporation on October 23, 2009.

Item 2.02.	Results of Operations and Financial Condition
     As previously disclosed, the merger (the “Merger”) of HLTH Corporation into WebMD Health Corp. (the “Registrant” or “WHC”) was completed on October 23, 2009. The applicable accounting treatment for the Merger results in HLTH being treated as the acquiring entity, even though WHC was the surviving company in the Merger. Accordingly, prior period financial information to be included in the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2009 will reflect the historical activity of HLTH, with the following adjustments:
•	weighted-average shares outstanding used in computing income per common share are adjusted by multiplying the historical weighted average shares outstanding for HLTH, for the respective periods, by the 0.4444 exchange ratio in the Merger; and
•	basic and diluted income per common share are recalculated to reflect the adjusted weighted-average shares outstanding for all periods presented.
Attached as Exhibit 99.3 is unaudited financial information of the Registrant, as of and for the periods specified therein, prepared on that basis. The consolidated accounts include 100% of the assets and liabilities of WHC, which was more than 80% owned by HLTH during all periods presented, and the ownership interests of the noncontrolling stockholders of WHC are recorded as “noncontrolling interest” in the consolidated balance sheets. In the accompanying statements of operations, “Net income (loss) attributable to Company stockholders” reflects an adjustment for the noncontrolling stockholders’ share of net income (loss) of WHC.
     The Registrant is furnishing Exhibits 99.3 and 99.4 in preparation for the release of its financial results for the three months ended December 31, 2009, scheduled for approximately 4:00 pm (ET) on Thursday, February 18, 2010. The Registrant will host a conference call at 4:45 pm (ET) on that day to discuss those results. The call can be accessed at www.wbmd.com (in the Investor Relations section). A replay of the audio webcast will be available at the same web address.
     Exhibits 99.3 and 99.4 are being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), nor shall any of those exhibits be deemed incorporated by reference in any filing under the Securities Act of 1933 (the “Securities Act”) or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits
(d)     Exhibits. The following are filed or furnished as Exhibits to this Current Report:

Exhibit
Number	Description

2.1	Agreement and Plan of Merger, dated as of June 17, 2009, between HLTH Corporation and the Registrant (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by the Registrant on June 18, 2009, as amended on June 22, 2009)

3.1	Restated Certificate of Incorporation of the Registrant (incorporated by reference to Exhibit 3.1 to the Registrant’s Registration Statement on Form S-8 filed on October 23, 2009 (Reg. No. 333-162651))

3.2	Amended and Restated By-laws of the Registrant (incorporated by reference to Exhibit 3.2 to the Registrant’s Registration Statement on Form S-8 filed on October 23, 2009 (Reg. No. 333-162651))

4.1	WebMD Health Corp. Amended and Restated 2005 Long-Term Incentive Plan (the “2005 LTIP”) (incorporated by reference to Exhibit 4.1 to the Registrant’s Registration Statement on Form S-8 filed on October 23, 2009 (Reg. No. 333-162653))

4.2	Form of Restricted Stock Agreement for the 2005 LTIP (incorporated by reference to Exhibit 4.2 to the Registrant’s Registration Statement on Form S-8 filed on October 23, 2009 (Reg. No. 333-162653))

4.3	Form of Option Agreement for the 2005 LTIP (incorporated by reference to Exhibit 4.3 to the Registrant’s Registration Statement on Form S-8 filed on October 23, 2009 (Reg. No. 333-162653))

99.1	Unaudited Consolidated Financial Statements of HLTH Corporation as of and for the three and nine months ended September 30, 2009

99.2	Unaudited Pro Forma Condensed Consolidated Financial Statements as of and for the nine months ended September 30, 2009

99.3*	Supplemental Unaudited Consolidated Financial Statements of the Registrant as of and for the years ended December 31, 2008 and 2007 and Supplemental Unaudited Quarterly Financial Statements

99.4*	Explanation of Non-GAAP Financial Measures Included in Exhibit 99.3

*	Furnished with this Amendment No. 2.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WEBMD HEALTH CORP.
Dated: February 17, 2010	By:	/s/ Lewis H. Leicher
Lewis H. Leicher
Senior Vice President

EXHIBIT INDEX

Exhibit
Number	Description

2.1	Agreement and Plan of Merger, dated as of June 17, 2009, between HLTH Corporation and the Registrant (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by the Registrant on June 18, 2009, as amended on June 22, 2009)

3.1	Restated Certificate of Incorporation of the Registrant (incorporated by reference to Exhibit 3.1 to the Registrant’s Registration Statement on Form S-8 filed on October 23, 2009 (Reg. No. 333-162651))

3.2	Amended and Restated By-laws of the Registrant (incorporated by reference to Exhibit 3.2 to the Registrant’s Registration Statement on Form S-8 filed on October 23, 2009 (Reg. No. 333-162651))

4.1	WebMD Health Corp. Amended and Restated 2005 Long-Term Incentive Plan (the “2005 LTIP”) (incorporated by reference to Exhibit 4.1 to the Registrant’s Registration Statement on Form S-8 filed on October 23, 2009 (Reg. No. 333-162653))

4.2	Form of Restricted Stock Agreement for the 2005 LTIP (incorporated by reference to Exhibit 4.2 to the Registrant’s Registration Statement on Form S-8 filed on October 23, 2009 (Reg. No. 333-162653))

4.3	Form of Option Agreement for the 2005 LTIP (incorporated by reference to Exhibit 4.3 to the Registrant’s Registration Statement on Form S-8 filed on October 23, 2009 (Reg. No. 333-162653))

99.1	Unaudited Consolidated Financial Statements of HLTH Corporation as of and for the three and nine months ended September 30, 2009

99.2	Unaudited Pro Forma Condensed Consolidated Financial Statements as of and for the nine months ended September 30, 2009

99.3*	Supplemental Unaudited Consolidated Financial Statements of the Registrant as of and for the years ended December 31, 2008 and 2007 and Supplemental Unaudited Quarterly Financial Statements

99.4*	Explanation of Non-GAAP Financial Measures Included in Exhibit 99.3

*	Furnished with this Amendment No. 2.

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